UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               FORM 8-K/A (NO. 1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      December 23, 2003


                         CALYPTE BIOMEDICAL CORPORATION.
              Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

000-20985                                       06-1226727
-------------------                             ------------------------------
Commission File No.                             I.R.S. Employer Identification


1265 HARBOR BAY PARKWAY,
ALAMEDA, CA                                     94502
--------------------------------------          --------
Address of principal executive offices          Zip Code


(510) 749-5100
--------------------------------------------------
Registrant's telephone number, including area code


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The Registrant (the "Company") amends its prior report on Form 8-K filed January 2, 2004 to include a letter provided by KPMG LLP ("KPMG") dated January 6, 2004 and received January 7, 2004 addressed to the Securities and Exchange Commission ("SEC") in response to the disclosure contained in the Company's Form 8-K.

         The KPMG letter stated "we disagree with the statement that at the time of KPMG's dismissal, counsel for the Audit Committee had commenced to provide information to KPMG concerning the investigation conducted, conclusions reached and the actions taken by the Company." Contrary to KPMG's statement, the Company was advised by counsel for the Audit Committee that it had commenced to provide information to KPMG concerning the investigation conducted, the conclusions reached and the actions taken by the Company.

         In connection with the SEC's informal inquiry letter dated October 27, 2003, the Audit Committee of the Company (the "Audit Committee" or "Committee") retained counsel to review the press releases and related information that were the subject matter of the SEC informal inquiry letter. Counsel for the Audit Committee advised the Committee and the Board of Directors that the results of their investigation, interviews and review of documents provided in response to the SEC informal inquiry letter indicated no evidence of management malfeasance with respect to its inquiry. The Audit Committee, based upon its counsel's recommendations, proposed that the Company implement certain practices and procedures, some of which represent a continuation or formalization of present practices. The recommendations and proposals of the Audit Committee that were approved by the Board of Directors include certain improvements in the Company's press release issuance process and investor relations and regulatory recordkeeping procedures. Additionally, the Board of Directors has directed management to implement the American Stock Exchange corporate governance standards (SR-AMEX-2003-65) approved by the SEC on December 1, 2003.


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


         The SEC informal inquiry and Audit Committee investigation has not had a significant impact on the Company's business operations. It has however, resulted in expenses in excess of $300,000 for legal and accounting fees during the fourth quarter of 2003. The Company expects to incur additional fees in 2004.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit No.            Description
                  -----------            -----------

                  16.1                   Letter from KPMG LLP


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   Alameda, California
         January 9, 2004


                                            CALYPTE BIOMEDICAL CORPORATION
                                            ------------------------------
                                            (Registrant)

                                            /s/ Richard D. Brounstein
                                            -------------------------
                                            Richard D. Brounstein
                                            Executive Vice President and
                                            Chief Financial Officer


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